THE CODESMART GROUP, INC.

(A DEVELOPMENT STAGE COMPANY)

 AUDITED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (OCTOBER 3, 2012)

TO

DECEMBER 31, 2012

1

2

110 Wall Street, 11th Floor
New York, NY 10005
Telephone: 212.785.9700
Fax: 212.785.0700
www.kbl.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
The Codesmart Group, Inc.
New York, New York

We have audited the accompanying balance sheet of The Codesmart Group, Inc. (“the Company”), a development stage company, as of December 31, 2012, and the related statements of operations, cash flows, and changes in stockholders’ equity for the period from inception (October 3, 2012) to December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Codesmart Group, Inc. as of December 31, 2012, and the results of its operations and its cash flows for the period from inception (October 3, 2012) to December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company had a net loss and net cash used in operations of $23,386 and $18,926, respectively, for the period from inception (October 3, 2012) to December 31, 2012. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans as to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KBL, LLP

KBL, LLP

New York, NY
March 5, 2013

F-1

The Codesmart Group, Inc.

(A Development Stage Company)

Balance Sheet

December 31, 2012

Assets
Cash	$6,074
Total current assets	6,074

Total assets	$6,074

Liabilities and Stockholders’ Equity

Liabilities
Accounts payable and accrued expenses	$2,125
Total current liabilities	2,125

Total liabilities	2,125

Stockholders’ Equity
Common stock, $0.0001 par value; 110,000,000 shares authorized; 23,425,000 shares issued and outstanding	2,343
Additional paid in capital	24,992
Deficit accumulated during the development stage	(23,386)
Total Stockholders’ Equity	3,949

Total Liabilities and Stockholders’ Equity	$6,074

The accompany notes are an integral part of the financial statements

F-2

The Codesmart Group, Inc.

(A Development Stage Company)

Statement of Operations

For the Period From Inception (October 3, 2012) to December 31, 2012

Revenue	$-

Operating expenses
Compensation	19,935
Other general and administrative expenses	3,451
Total operating expenses	23,386

Net loss	$(23,386)

Net loss per common share - basic and diluted	$(0.00)

Weighted average common shares outstanding - basic and diluted	23,365,169

The accompany notes are an integral part of the financial statements

F-3

The Codesmart Group, Inc.

(A Development Stage Company)

Statement of Changes in Stockholders’ Equity

For the Period From Inception (October 3, 2012) to December 31, 2012

				Deficit
				Accumulated
	Common Stock		Additional	During the
	Shares	Amount	Paid-In Capital	Development Stage	Stockholders’ Equity

Balance October 3, 2012 (Inception)	-	$-	$-	$-	$-

Common stock issued to founders for services	23,350,000	2,335	-	-	2,335

Common stock issued for cash	75,000	8	24,992	-	25,000

Net loss for the period	-	-	-	(23,386)	(23,386)

Balance, December 31, 2012	23,425,000	$2,343	$24,992	$(23,386)	$3,949

The accompany notes are an integral part of the financial statements

F-4

The Codesmart Group, Inc.

(A Development Stage Company)

Statement of Cash Flows

For the Period From Inception (October 3, 2012) to December 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(23,386)
Adjustments to reconcile net loss to net cash used in operating activities:
Common stock issued to founders for services	2,335
Changes in operating assets and liabilities:
Increase (Decrease) in:
Accounts payable and accrued expenses	2,125
Net Cash Used in Operating Activities	(18,926)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock	25,000
Net Cash Provided By Financing Activities	25,000

Net Increase in Cash	6,074

Cash - Beginning of Period	-

Cash - End of Period	$6,074

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash Paid During the Period for:
Income taxes	$-
Interest	$-

The accompany notes are an integral part of the financial statements

F-5

The Codesmart Group, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Period From Inception (October 3, 2012) to December 31, 2012

Note 1 Organization and Description of Business

Organization

The Codesmart Group, Inc. (the “Company”) was organized on October 3, 2012 as a Nevada corporation. The Company will provide on-line education for medical coding and billing to healthcare professionals and also educate new healthcare professionals coming into the field. The Company will support provider organizations by offering outsourced medical coding services and transitional consulting.

Going Concern

The financial statements have been prepared on the going concern basis, which assumes the realization of assets and liquidation of liabilities in the normal course of operations.

As reflected in the accompanying financial statements, the Company has a net loss and net cash used in operations of $23,386 and $18,926, respectively, for the period from inception (October 3, 2012) to December 31, 2012.

The Company’s operations are in the development stage, and the Company has not generated any revenue since inception. The Company’s existence in the current period has been dependent upon the proceeds from the issuance of common stock. The financial statements do not include any adjustments relating to the recoverability of assets and classification of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 2 Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP") and present the financial statements of the Company as of December 31, 2012.

Development Stage Company

The accompanying financial statements have been prepared in accordance with the FASB Accounting Standards Codification No 915, Development Stage Entities. A development stage enterprise is one in which planned and principal operations have not commenced or, if its operations have commenced, there has been no significant revenue there from. Development stage companies report cumulative costs from the enterprise’s inception.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from the estimates.

Risks and uncertainties

The Company’s operations are subject to significant risk and uncertainties including financial, operational, technological, and regulatory risks including the potential risk of business failure. See Note 3 regarding going concern matters.

Cash

The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents. The Company held no cash equivalents at December 31, 2012.

F-6

The Codesmart Group, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Period From Inception (October 3, 2012) to December 31, 2012

Note 2 Summary of Significant Accounting Policies, Continued

Fair Value of Financial Instruments

For financial statement purposes, financial instruments include cash, and accounts and accrued expenses payable for which the carrying amounts approximated fair value because of their short maturity.

Revenue Recognition and Deferred Revenue

Revenues will consist primarily of tuition and fees derived from courses taught by the Company online as well as from related educational resources that the Company provides to its students, such as access to our online materials and learning management system. Tuition revenue and most fees from related educational resources will be recognized pro-rata over the applicable period of instruction. The Company will maintain an institutional tuition refund policy, which provides for all or a portion of tuition to be refunded if a student withdraws during stated refund periods. Certain states in which students reside impose separate, mandatory refund policies, which override the Company’s policy to the extent in conflict. If a student withdraws at a time when a portion or none of the tuition is refundable, then in accordance with its revenue recognition policy, the Company will immediately recognize as revenue the tuition that was not refunded. Since the Company will recognize revenue pro-rata over the term of the course and because, under its institutional refund policy, the amount subject to refund is never greater than the amount of the revenue that has been deferred, under the Company’s accounting policies revenue will not be recognized with respect to amounts that could potentially be refunded. The Company will also charge students annual fees for library, technology and other services, which will be deferred and recognized over the related service period. Deferred revenue and student deposits in any period will represent the excess of tuition, fees, and other student payments received as compared to amounts recognized as revenue and will be reflected as current liabilities in the accompanying balance sheets. The Company’s educational programs have starting and ending dates that differ from its fiscal quarters. Therefore, at the end of each fiscal quarter, a portion of revenue from these programs is not yet earned. Other revenues may be recognized as sales occur or services are performed.

There was no revenue earned for the period from inception (October 3, 2012) to December 31, 2012.

Instructional Costs and Services

Instructional costs and services will consist primarily of costs related to the administration and delivery of the Company’s educational programs. This expense category will include compensation for faculty and administrative personnel, costs associated with online faculty, curriculum and new program development costs, bad debt expense related to accounts receivable, financial aid processing costs, technology license costs and costs associated with other support groups that provide services directly to the students.

There were no instructional costs and service costs incurred for the period from inception (October 3, 2012) to December 31, 2012.

F-7

The Codesmart Group, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Period From Inception (October 3, 2012) to December 31, 2012

Note 2 Summary of Significant Accounting Policies, Continued

Earnings per share

Basic earnings (loss) per share is computed by dividing net income (loss) by weighted average number of shares of common stock outstanding during each period. Diluted earnings (loss) per share is computed by dividing net income (loss), adjusted for changes in income or loss that resulted from the assumed conversion of convertible shares, by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during the period.

The Company had no potential common stock equivalents at December 31, 2012.

Income Taxes

The Company accounts for income taxes pursuant to the provision of ASC 740-10, “Accounting for Income Taxes” which requires, among other things, an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. A valuation allowance is provided to offset any net deferred tax assets for which management believes it is more likely than not that the net deferred asset will not be realized.

The Company follows the provision of the ASC 740-10 related to Accounting for Uncertain Income Tax Position. When tax returns are filed, it is highly certain that some positions taken would be situated upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. In accordance with the guidance of ASC 740-10, the benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is most likely that not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions.

Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above should be reflected as a liability for uncertain tax benefits in the accompanying balance sheet along with any associated interest and penalties that would be payable to the taxing authorities upon examination. The Company believes its tax positions are all highly certain of being upheld upon examination. As such, the Company has not recorded a liability for uncertain tax benefits.

The Company has adopted ASC 740-10-25 Definition of Settlement, which provides guidance on how an entity should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits and provides that a tax position can be effectively settled upon the completion and examination by a taxing authority without being legally extinguished. For tax position considered effectively settled, an entity would recognize the full amount of tax benefit, even if the tax position is not considered more likely that not to be sustained based solely on the basis of its technical merits and the statute of limitations remains open. The federal and state income tax returns of the Company are subject to examination by the IRS and state taxing authorities, generally for three years after they were filed.

Recent accounting pronouncements

There are no recent accounting pronouncements that are expected to have a material effect on the Company’s financial statements.

F-8

The Codesmart Group, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Period From Inception (October 3, 2012) to December 31, 2012

Note 3 Stockholders’ Equity

(A) Common Stock Transactions

On October 3, 2012 (date of inception), the Company issued 23,350,000 shares of the Company’s common stock to its four (4) founders. In consideration for the founders’ shares, the founders contributed intellectual property and performed various start-up services. The intellectual property had been fully impaired prior to the contribution. In accordance with ASC 805-50-15, the Company recorded the asset acquisition under common control at the carrying value, which was zero. The common owners of an entity chartered the Company, a newly formed entity, and then transferred the intellectual property to the newly formed entity for the founder shares. The Company reflected the issuance of the founders’ shares at par value of $2,335, and recorded the $2,335 to expense for services provided to form the entity.

On December 13, 2012, the Company issued 750,000 shares of common stock for cash proceeds of $25,000.

Note 4 Commitments and Contingencies

Litigations, Claims and Assessments

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. The Company is currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse affect on its business, financial condition or operating results.

Currently the Company is a virtual business. Management uses space provided by one of the founders at no charge.

F-9

The Codesmart Group, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Period From Inception (October 3, 2012) to December 31, 2012

Note 5 Income Taxes

The components of income tax expense (benefit) are as follows:

For the Period
From Inception
(October 3, 2012) to
December 31, 2012
Current:
Federal	$-
State	-
-
Deferred:
Federal	-
State	-
-
Total Income tax expense (benefit)	$-

Significant components of the Company’s deferred income tax assets and liabilities are as follows:

December 31, 2012
Deferred tax assets:
Net operating loss	$9,300
Total deferred tax assets	9,300

Valuation allowance:
Beginning of year	-
Increase during year	(9,300)
Ending balance	(9,300)

Net deferred tax asset	$-

A valuation allowance is established if it is more likely than not that all or a portion of the deferred tax asset will not be realized. The Company recorded a valuation allowance in 2012 due to the uncertainty of realization. Management believes that based upon its projection of future taxable operating income for the foreseeable future, it is more likely than not that the Company will not be able to realize the tax benefit associated with deferred tax assets. The net change in the valuation allowance during the years ended December 31, 2012 was an increase of $9,300.

At December 31, 2012, the Company had $23,386 of net operating loss carryforwards which will expire in 2032. The Company believes its tax positions are all highly certain of being upheld upon examination. As such, the Company has not recorded a liability for unrecognized tax benefits. As of December 31, 2012, the 2012 tax year remains open for IRS audit. The Company has received no notice of audit from the Internal Revenue Service for its open tax year.

F-10

The Codesmart Group, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Period From Inception (October 3, 2012) to December 31, 2012

Note 5 Income Taxes, Continued

A reconciliation of income tax computed at the U.S. statutory rate to the effective income tax rate is as follows:

For the Period
From Inception (October 3, 2012) to
December 31, 2012
Statutory U.S. federal income tax rate	35.0%
State income taxes	4.6
Other	(-)
Change in valuation allowance	(39.6)
Effective income tax rate	0.0%

Note 6 Subsequent Event

On January 13, 2013, the Company issued 75,000 shares of common stock for gross proceeds of $25,000.

F-11